Amendment to the Declaration of Trust
On June 15, 2012, under Conformed Submission
485APOS, accession number, 0000930413-12-003610,
a copy of the Form of Trustee Authorization to Establish Additional Series of Shares of the
TIAA-CREF Funds (the Trust) dated May 15, 2012
(the Authorization) was previously filed with the SEC as exhibit 99.A(13) to the Trust's
Registration Statement. This Authorization, which established the TIAA-CREF Social Choice
Bond Fund as a new series of the Trust, is incorporated herein by reference as an exhibit to Sub-Item 77Q1(a) of Form N-SAR.

Amendment to the Investment Management Agreement
On February 28, 2012, under Conformed Submission
485APOS, accession number, 0000930413-12-001155,
a copy of the Form of Amendment dated December 6, 2011 (the Amendment) to the Investment
Management Agreement dated February 1, 2006 between Teachers Advisors, Inc. and the TIAA-CREF
Funds (the Trust) was previously filed with the SEC as exhibit 99.D(45) to the Trust's
Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

On February 28, 2012, under Conformed Submission
485APOS, accession number, 0000930413-12-001155,
a copy of the Form of Amended and Restated
Investment Management Agreement dated January 2,
2012 between Teachers Advisors, Inc. and the
TIAA-CREF Funds (the Trust) was previously filed with the SEC as exhibit 99.D(47) to the Trust's Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

On, February 28, 2012, under Conformed Submission
485APOS, accession number, 0000930413-12-001155,
a copy of the Form of Amendment dated March 1, 2012 (the Amendment) to the Amended and
Restated Investment Management Agreement dated
January 2, 2012 between Teachers Advisors, Inc.
and the TIAA-CREF Funds (the Trust) was
previously filed with the SEC as exhibit
99.D(48) to the Trust's Registration Statement.
This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

On June 15, 2012, under Conformed Submission
485APOS, accession number, 0000930413-12-003610,
a copy of the Form of Amendment dated July 17, 2012 (the Amendment) to the Amended and
Restated Investment Management Agreement dated
January 2, 2012 between Teachers Advisors, Inc.
and the TIAA-CREF Funds (the Trust) was
previously filed with the SEC as exhibit 99.D(50) to the Trust's Registration Statement. This
Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.